UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020

THE PECK COMPANY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4050 Williston Road, #511 South Burlington, Vermont	05403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 658-3378

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PECK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.02	Termination of Material Definitive Agreement

On November 12, 2020, The Peck Company Holdings, Inc., a Delaware corporation (the “Company”), received a Notice of Termination from Sunworks, Inc., a Delaware corporation (“Sunworks”) of the Agreement and Plan of Merger, dated as of August 10, 2020 (the “Merger Agreement”) , among the Company, Sunworks, and Peck Mercury, Inc., a Delaware corporation and wholly-owned subsidiary of the Company. As a result of the Notice of Termination, the Merger Agreement was terminated and the merger contemplated thereby was abandoned.

Item. 8.01	Other Events

On November 12, 2020, the Company issued a press release announcing the termination of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K (including Exhibit 99.1) is being “furnished,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Exhibit 99.1 contains, and may implicate, forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of The Peck Company Holdings, Inc., dated November 12, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2020

The Peck Company Holdings, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer